Exhibit 10.21.1
                               AMENDMENT TO
                        MEMORANDUM OF UNDERSTANDING
                  POOLING OF GENERATION AND TRANSMISSION


     THIS AGREEMENT, dated as of February 2, 1982, is entered into by and among The Connecticut Light and Power Company, The Hartford Electric Light Company, Holyoke Power and Electric Company, Holyoke Water Power Company and Western Massachusetts Electric Company (the "Companies") to amend an agreement by and among the Companies entitled: MEMORANDUM OF UNDERSTANDING -- POOLING OF GENERATION AND TRANSMISSION, dated as of
June 1, 1970 (hereinafter called the "NUG&T Agreement").

     The Companies agree as follows:

     1. Section 5 of the NUG&T Agreement is amended to read in the manner shown on the attached revised pages 6, 7, and 8 of the NUG&T Agreement.

     2. Schedule A to the NUG&T Agreement, consisting of 2 pages and entitled: "DETERMINATION OF INVESTMENT RETURN," is amended to read in the manner shown on the attached revised Schedule A.

     3. This Agreement, and the amendments provided in 1 and 2 above, shall become effective on April 5, 1982, or on such later date as the Federal Energy Regulatory Commission shall specify; provided, however, that if the Federal Energy Regulatory Commission shall order a hearing and suspend the effectiveness of the amendments provided herein for any period, then this Agreement and such amendments shall not become effective until the Commission's order following such hearing becomes final and is no longer subject to judicial review.

     IN WITNESS WHEREOF, each of the Companies has caused this Agreement to be executed by its duly authorized representative, as of this 2nd day of February, 1982.


                              THE CONNECTICUT LIGHT AND POWER COMPANY


                              By  /s/ W. A. Hunt
                                   Its Vice President--
                                        Revenue Requirements


                              THE HARTFORD ELECTRIC LIGHT COMPANY


                              By  /s/ W. A. Hunt
                                   Its Vice President--
                                        Revenue Requirements


                              HOLYOKE POWER AND ELECTRIC COMPANY


                              By  /s/ W. A. Hunt
                                   Its Vice President--
                                        Revenue Requirements


                              HOLYOKE WATER POWER COMPANY


                              By  /s/ W. A. Hunt
                                   Its Vice President--
                                        Revenue Requirements


                              WESTERN MASSACHUSETTS ELECTRIC COMPANY


                              By /s/ W.A. Hunt



amounts are fixed, they shall be reflected in a supplement to this Memorandum.

     The amount which any of the Companies is required to pay, or entitled to receive, under Section 3 each month shall be increased or decreased, as appropriate, by one-twelfth of (i) 75% of its adjustment amount, as so fixed, during the initial twelve months of the term of this Memorandum,
(ii) 50% of such adjustment amount during the second twelve months of the term, and (iii) 25% of such adjustment amount during the third twelve months of the term. No adjustment shall be made thereafter.

     SECTION 5.  DEFINITIONS.

     The Companies participate in the New England Power Pool (NEPOOL) pursuant to the NEPOOL Agreement, dated September 1, 1971, which superseded the NEPEX Agreement. All references in Sections 2 through 8 of this Memorandum to the NEPEX Agreement shall be interpreted to be references to the NEPOOL Agreement, as amended, and as used in this Memorandum and all schedules and supplements hereto the terms NEPEX, Annual Peak, Load, and Unit Adjusted Contrast shall have the meanings specified for them in the NEPOOL Agreement, as amended.

     Further, as used in the Memorandum and all schedules and supplements hereto the following items have the following respective meanings:

     (a) Backbone Transmission: (i) all transmission lines 69KV and above except radial tap lines and other lines which serve principally local load and contribute little or no parallel capability to the interconnected system, and (ii) necessary linkages (including substation facilities such as transformers, circuit breakers and associated equipment) required to connect such lines to each other or to connect generation to such lines.

     (b) Investment: as applied to any facility or facilities, means the original cost thereof as shown on the books of the owner thereof at the applicable time (including the cost of any betterments, improvements and additions thereto and excluding the cost of any retirements therefrom).

     (c) Net Investment: as applied to any facility or facilities, means the Investment therein at the applicable time less the net amount of depreciation accumulated and less the net amount of deferred income taxes accumulated with respect to investments made subsequent to December 31, 1981, in such facility or facilities and plus the net amount of deferred income taxes accumulated subsequent to December 31, 1981, with respect to the recovery of estimated costs of final dismantlement and decontamination applicable to nuclear production facilities.

     (d) Depreciable Investment: as applied to any facility or facilities, means such part of the Investment therein at the applicable time as reflects the portion thereof which is depreciable in accordance with generally accepted accounting principles.

     (e) Operation and Maintenance Expense: as applied to any facility or facilities, means the actual expense of operating and maintaining such facility or facilities (being those amounts, other than amounts representing Fuel Expense, which are properly charged by the owner to power production or transmission expense accounts under the Uniform System of Accounts prescribed by the Federal Power Commission for Class A and Class B Public Utilities and Licensees and which are properly allocable to the facility or facilities), plus an appropriate amount to cover applicable administrative and general expense with respect thereto.

     (f) Depreciation Expense: as applied to any facility or facilities, means an appropriate allowance to cover depreciation and obsolescence of the Depreciable Investment therein as fixed by the owner in accordance with its established practices.

     (g) Property Tax Expense: as applied to any facility or facilities, means an appropriate allowance to cover property taxes incurred with respect thereto as fixed by the owner in accordance with its established practices.

     (h) Investment Return: as applied to any facility or facilities, means an appropriate amount to cover capital costs with respect thereto, and, in the case of a generating unit, fuel inventory and other materials and supplies for the unit, determined in the manner provided in the appropriate schedule or supplement to this Memorandum.

     (i) Income Tax Expense: as applied to any facility or facilities, means Federal or state income or other taxes related to Investment Return with respect to such facility or facilities, or the investment therein and shall reflect any applicable tax credits related to investments made subsequent to December 31, 1981, in such facility or facilities ratably over the remaining service life of such facilities.

     (j) Fuel Expense: as applied to any facility or facilities, means the amount which is properly charged by the owner thereto the appropriate fuel expense account under the Uniform System of Accounts prescribed by the Federal Power Commission for Class A and Class B Public Utilities and Licensees and which is properly allocable to such facility or facilities.

     SECTION 6.  REIMBURSEMENT OF CERTAIN TAXES.

     If at any time any of the Companies is required by any state or local governmental authority to pay a gross revenue or other similar tax with respect to payments made to it under this Memorandum by any other Company, the Company paying the tax shall be promptly reimbursed by such other Company for the amount of the tax.

                                SCHEDULE A

                    DETERMINATION OF INVESTMENT RETURN


     "Investment Return" for any year shall be determined individually for each of the Companies for purposes of the foregoing Memorandum by multiplying the amount of its Net Investment in generation and Backbone Transmission by its composite cost of capital. A Company's composite cost of capital shall be computed on the basis of (a) its costs, expressed in percentages, for (i) bonds and other long-term indebtedness and
(ii) preferred stock, and (iii) a return on its common equity, which is for this purpose agreed to be 16.00%. These costs shall be combined in accordance with the following formula to determine the Company's composite cost of capital:

     composite cost of capital = AxB + CxD + ExF

     in which: A =  the Company's cost for long-term indebtedness

               B = the percentage of the Company's capitalization represented by long-term indebtedness

               C =  the Company's cost for preferred stock

               D = the percentage of the Company's capitalization represented by preferred stock

               E =  the Company's return on common equity

               F = the percentage of the Company's capitalization represented by common equity

     For purposes of the foregoing formula and this Schedule A, a Company's capitalization consists of its long-term indebtedness, preferred stock and common equity, and the percentage of capitalization represented by each of the components thereof, shall be rounded off to the nearest whole number.

     A Company's cost of long-term indebtedness for purposes of this
Schedule is the weighted average of the costs of its various issues of long-term indebtedness. The cost of an issue of long-term indebtedness shall be computed in accordance with the following formula:

                                             (Discount or (Premium)+Company
                                             + Expenses of Issue)     100
Coupon or Interest Rate (%)xPrincipal Amount)      Years to Maturity
Principal Amount - (Discount or (Premium) + Company Expenses of Issue)

     A Company's cost of preferred stock for purposes of this Schedule is the weighted average of the costs of its various issues of preferred stock. The cost of an issue of preferred stock shall be computed in accordance with the following formula:

     Cost of Issue in Percent =

     (Dividend Rate (%)xAggregate Par or Stated Value)
     (Proceeds to Company from Underwriter or Investor -
     Company Expenses of Issue

     Each Company's Investment Return for a year shall be computed initially at the beginning of the year on the basis of its Net Investment in generation and Backbone Transmission and its composite cost of capital as of the beginning of the year. The Investment Return, as so computed, shall be re-computed each time that a substantial change in generation or Backbone Transmission utility plant in service accounts occurs during the year and at such other times as the Companies mutually agree is appropriate.

     The usage in this Schedule of terms which are defined in the foregoing Memorandum is in accordance with the definitions thereof in the Memorandum.

                        CERTIFICATE OF CONCURRENCE
                                    OF
                    THE HARTFORD ELECTRIC LIGHT COMPANY


     This is to certify that The Hartford Electric Light Company assents to and concurs in the rate schedule change described below which is being filed concurrently herewith by The Connecticut Light and Power Company, and The Hartford Electric Light Company hereby files this Certificate of Concurrence in lieu of filing such rate schedule change:

     AMENDMENT dated February 2, 1982, to MEMORANDUM OF UNDERSTANDING -- POOLING OF GENERATION AND TRANSMISSION dated as of June 1, 1970, by and among The Connecticut Light and Power Company, The Hartford Electric Light Company, Holyoke Power and Electric Company, Holyoke Water Power Company and Western Massachusetts Electric Company

     The Hartford Electric Light Company also assents to and concurs in the information and supporting data which are being filed with such rate schedule change, insofar as such information and supporting data relate to The Hartford Electric Light Company, and respectfully requests that such information and supporting data be deemed to have been submitted by The Hartford Electric Light Company.

     The Hartford Electric Light Company also joins in the request that such rate schedule change be permitted to become effective on April 5, 1982, and advises the Commission that is has agreed with the other NU Companies that, in the event that the Commission should order a hearing and suspend the effectiveness of the rate schedule change for any period, the rate schedule change shall not become effective until the Commission's order following such hearing becomes final.

                              THE HARTFORD ELECTRIC LIGHT COMPANY


                              By /s/ W. A. Hunt


February 2, 1982

                        CERTIFICATE OF CONCURRENCE
                                    OF
                        HOLYOKE WATER POWER COMPANY


     This is to certify that Holyoke Water Power Company assents to and concurs in the rate schedule change described below which is being filed concurrently herewith by The Connecticut Light and Power Company, and Holyoke Water Power Company hereby files this Certificate of Concurrence in lieu of filing such rate schedule change:

     AMENDMENT dated February 2, 1982, to MEMORANDUM OF UNDERSTANDING -- POOLING OF GENERATION AND TRANSMISSION dated as of June 1, 1970, by and among The Connecticut Light and Power Company, The Hartford Electric Light Company, Holyoke Power and Electric Company, Holyoke Water Power Company and Western Massachusetts Electric Company

     Holyoke Water Power Company also assents to and concurs in the information and supporting data which are being filed with such rate schedule change, insofar as such information and supporting data relate to Holyoke Water Power Company, and respectfully requests that such information and supporting data be deemed to have been submitted by Holyoke Water Power Company.

     Holyoke Water Power Company also joins in the request that such rate schedule change be permitted to become effective on April 5, 1982, and advises the Commission that is has agreed with the other NU Companies that, in the event that the Commission should order a hearing and suspend the effectiveness of the rate schedule change for any period, the rate schedule change shall not become effective until the Commission's order following such hearing becomes final.

                              HOLYOKE WATER POWER COMPANY


                              By /s/ W. A. Hunt


February 2, 1982

                        CERTIFICATE OF CONCURRENCE
                                    OF
                    HOLYOKE POWER AND ELECTRIC COMPANY


     This is to certify that Holyoke Power and Electric Company assents to and concurs in the rate schedule change described below which is being filed concurrently herewith by The Connecticut Light and Power Company, and Holyoke Power and Electric Company hereby files this Certificate of Concurrence in lieu of filing such rate schedule change:

     AMENDMENT dated February 2, 1982, to MEMORANDUM OF UNDERSTANDING -- POOLING OF GENERATION AND TRANSMISSION dated as of June 1, 1970, by and among The Connecticut Light and Power Company, The Hartford Electric Light Company, Holyoke Power and Electric Company, Holyoke Water Power Company and Western Massachusetts Electric Company

     Holyoke Power and Electric Company also assents to and concurs in the information and supporting data which are being filed with such rate schedule change, insofar as such information and supporting data relate to Holyoke Power and Electric Company, and respectfully requests that such information and supporting data be deemed to have been submitted by Holyoke Power and Electric Company.

     Holyoke Power and Electric Company also joins in the request that such rate schedule change be permitted to become effective on April 5, 1982, and advises the Commission that is has agreed with the other NU Companies that, in the event that the Commission should order a hearing and suspend the effectiveness of the rate schedule change for any period, the rate schedule change shall not become effective until the Commission's order following such hearing becomes final.

                              HOLYOKE POWER AND ELECTRIC COMPANY


                              By /s/ W. A. Hunt


February 2, 1982

                        CERTIFICATE OF CONCURRENCE
                                    OF
                  WESTERN MASSACHUSETTS ELECTRIC COMPANY


     This is to certify that Western Massachusetts Electric Company assents to and concurs in the rate schedule change described below which is being filed concurrently herewith by The Connecticut Light and Power Company, and Western Massachusetts Electric Company hereby files this Certificate of Concurrence in lieu of filing such rate schedule change:

     AMENDMENT dated February 2, 1982, to MEMORANDUM OF UNDERSTANDING -- POOLING OF GENERATION AND TRANSMISSION dated as of June 1, 1970, by and among The Connecticut Light and Power Company, The Hartford Electric Light Company, Holyoke Power and Electric Company, Holyoke Water Power Company and Western Massachusetts Electric Company

     Western Massachusetts Electric Company also assents to and concurs in the information and supporting data which are being filed with such rate schedule change, insofar as such information and supporting data relate to Western Massachusetts Electric Company, and respectfully requests that such information and supporting data be deemed to have been submitted by Western Massachusetts Electric Company.

     Western Massachusetts Electric Company also joins in the request that such rate schedule change be permitted to become effective on April 5, 1982, and advises the Commission that is has agreed with the other NU Companies that, in the event that the Commission should order a hearing and suspend the effectiveness of the rate schedule change for any period, the rate schedule change shall not become effective until the Commission's order following such hearing becomes final.

                              WESTERN MASSACHUSETTS ELECTRIC COMPANY


                              By /s/ W. A. Hunt


February 2, 1982